SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL
INFORMATION OF EACH OF THE LISTED FUNDS

DWS Fixed Income Opportunities Fund
DWS Global Income Builder Fund
DWS Global Income Builder VIP
DWS Multisector Income Fund
DWS Multisector Income VIP
Deutsche Alternative Asset Management (Global) Limited is now known as DWS Alternatives Global Limited.
Please Retain This Supplement for Future Reference
December 21, 2018
PRO_SAISTKR-454